FPA Crescent Fund

Supra Institutional Class Shares – (FPCSX)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated October 30, 2025, to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”).

Effective October 30, 2025, the second paragraph under the heading “Purchase and Sale of Fund Shares” beginning on page 12 of the Prospectus and beginning on page 9 of the Summary Prospectus is deleted in its entirety and replaced with the following disclosure:

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment in the Supra Institutional Class is generally $100,000,000, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. Certain financial intermediaries may be permitted to accumulate the Supra Institutional Class shares over which they have investment discretion and/or are held in certain omnibus accounts to reach the minimum. Such intermediaries may also be eligible to invest in the Supra Institutional Class if the accumulated shares over which they have investment discretion total at least $50,000,000 and the officers of the Fund reasonably believe that the financial intermediary will increase those accumulated shares to at least $100,000,000 over the subsequent 12 months. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, and investments in the Fund in connection with the liquidity programs (described in additional detail below under “Management of the Fund”), at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Additionally, the description of the “ReFlow Liquidity Program” in the “Management of the Fund” section, beginning on page 32 of the Prospectus, is deleted in its entirety and replaced with the following disclosure:

Fund Liquidity Programs

If deemed in the best interests of the Fund and its shareholders, the Fund may participate in liquidity programs (“Liquidity Programs” or “Programs”) offered by independent third-party service providers, unaffiliated with the Fund and Adviser, designed to provide alternative liquidity sources for mutual funds when conducting normal business activities. These Liquidity Programs provide participating mutual funds, including the Fund, with a source of cash that is used to meet net shareholder redemptions, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. Depending on the Program used, the Fund’s shares are redeemed when the Fund experiences net sales, at the end of a maximum holding period set by each Program, which ranges from two to eight days, or at other times in the discretion of the Programs or the Adviser.

During the period that a third party holds the Fund’s shares through a Program, the third party will have the same rights and privileges with respect to those shares as any other shareholder. A third party that invests in the Fund through a Program does so on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. The third party purchases shares of the Fund at net asset value and is not subject to the Fund’s investment minimums or the limitations noted under “Excessive Trading and Market Timing” section contained in this Prospectus.

One of the Programs charges the Fund a fee each time the Fund requests the Program to purchase Fund shares. The fee is calculated by applying a fee rate to the total value of the shares purchased by the Program. The fee rate is determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the total value of the Fund shares purchased, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund and its shareholders. In accordance with federal securities laws, this third party is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund, whereas the other third party Program provider is prohibited from acquiring more than 5% of the outstanding voting securities of the Fund..

When a third party that invested in the Fund through a Program redeems its Fund shares, it will redeem its entire share position in the Fund and generally requests that such redemption be delivered in kind in accordance with the Fund’s redemption in kind policies described under the “In-Kind Transactions” section in this Prospectus. The Fund is not expected to recognize gain or loss for U.S. federal income tax purposes on in-kind redemptions effected in connection with Liquidity Programs.

The Fund’s Board has approved the use of the Liquidity Programs. The Adviser believes that the Liquidity Programs may benefit the Fund and its shareholders, although there is no guarantee that the Liquidity Programs will do so. For example, redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition. To the extent that the Fund’s assets do not decline, the Adviser may also benefit.

In addition, the following sentence is added to the end of the “Excessive Trading and Market Timing” description in: (1) the “How to Redeem Your Shares” section on page 37 of the Prospectus, and (2) the “Purchase, Redemption and Pricing of Shares” section on page 64 of the SAI:

In addition, the Fund’s use of an optional Liquidity Program, which is designed to provide an alternative liquidity source for the Fund when processing share redemptions or in connection with the management and optimization of portfolio composition, may result from time to time in certain shareholders engaging in increased short-term trading in order to provide liquidity to the Fund.

Additionally, the section “In-Kind Transactions” beginning on page 40 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

In-Kind Transactions. Subject to procedures adopted by the Fund’s Board and at the Fund’s sole discretion, you may pay for shares of the Fund with securities instead of cash (“in-kind purchases”). The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund’s Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value (“in-kind redemptions”). The Fund also expects to redeem shares in kind through its participation in a Liquidity Program. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Further, the first sentence of the second paragraph under the heading “Portfolio Holdings Disclosure” beginning on page 42 of the SAI is deleted in its entirety and replaced with the following disclosure:

Occasionally, certain third parties—including the Fund’s service providers, third parties investing in the Fund in connection with liquidity programs designed to provide alternative liquidity sources for mutual funds when conducting normal business activities (“Liquidity Programs”), independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings.

Additionally, the section “Redemptions-In-Kind” on page 68 of SAI is deleted in its entirety and replaced with the following disclosure:

Redemptions-In-Kind. Subject to procedures adopted by the Fund’s Board and at the Fund’s sole discretion, you may pay for shares of the Fund with securities instead of cash. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. The Fund also expects to redeem shares in kind through its participation in a Liquidity Program. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Please retain this Supplement with your records.

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